Exhibit 99.1

MSCI Aluminum Products Conference

Producer’s Point of View November 17, 2005

Steven J. Demetriou Chairman & Chief Executive Officer

Safe Harbor

Statements contained in this presentation that state the company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “believe,” “expect,” “should,” “estimates,” and other similar expressions identify forward-looking statements. It is important to note that the company’s actual results could differ materially from those projected in its forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecast, see its annual report on Form 10-K and its quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. Financial information contained herein includes results for both companies as if the merger had occurred on January 1, 2003 and certain purchase accounting adjustments and excludes results of Commonwealth Alflex division sold in July 2004 as well as special items of restructuring and impairment charges, mark-to-market FAS 133 derivative and hedge activity gains and losses and a gain from a foreign currency transaction. The above proforma information is shown for informational purposes and does not conform to Generally Accepted Accounting Principles (GAAP). Please refer to our press releases which presented our third quarter 2005 results and our full year 2004 results dated November 8 and March 15, respectively. These releases present a reconciliation of the above data to the comparable GAAP information.

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Discussion Outline

Introduction to Aleris Outlook for Aluminum Sheet Optimization of the Supply Chain

Examples of Supplier-Distributor Collaboration Possible Solutions for Mills & Distributors

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Origin of Aleris International: The Merger

December 9, 2004

Commonwealth Industries, Inc.

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Aleris International Overview $2.4 billion annual revenues

33 worldwide manufacturing locations:

27 domestic sites

6 international facilities Leading manufacturer of: aluminum sheet recycled aluminum zinc dust and oxide Headquarters: Beachwood, OH

NYSE symbol: ARS

Note: Revenues are LTM as of September 30, 2005, including un-audited Tomra and Alsco revenues

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Aleris

Business Overview

Recycling

- Recycles aluminum dross and scrap
- Major customers – Alcoa, Novelis, Arco, Century
- Driven by rigid container and common alloy sheet consumption



Spec Alloy

- Recycles and processes aluminum-based spec alloys
- Major customers – GM, Contech, DaimlerChrysler, Ford, Nissan
- Driven by aluminum usage in automotive sector



Sales $515M

Zinc

- Recycles zinc-bearing materials to produce zinc oxide, zinc dust and zinc metal
- Major customers – Goodyear, Bridgestone, Dow Agri, Michelin, Carboline
- Driven by castings, auto sectors and galvanized steel consumption



Sales $224M

International

- Recycles aluminum dross and scrap
- Major customers – Alcoa, Novelis, BMW, NEMAK, DaimlerChrysler
- Driven by auto sector and packaging



Sales $395M

Rolled Products

- Produces common alloy aluminum sheet
- Major customers- Alcoa Home Exteriors, Great Dane, Gentek, Ryerson
- Driven by building and construction, consumer durables, transportation



Sales $1,248M

Note: Sales are LTM as of September 30, 2005.

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Aleris Transformation

Pre-Merger

Strong Hazelett casting and rotary furnace technologies

Solid customer base Under-performing Untapped potential Capital constraints

Pre-Merger

Aleris

Rapid culture change

Upgrade organization

Increase focus and accountability

Relentless focus on productivity improvement

Optimize merger integration / exceed synergy targets

Improve product mix / metal margins

Post-Merger

Significant Value Creation Opportunity

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Merger Update

Aleris Stock Performance $35 $30 $25 $20 $15 $10 $5 $-

Nov-00 Feb-01 May-01 Aug-01 Nov-01 Feb-02 May-02 Aug-02 Nov-02 Feb-03 May-03 Aug-03 Nov-03 Feb-04 May-04 Aug-04 Nov-04 Feb-05 May-05 Aug-05 Nov-05

Pre-Merger

Merger Announced

Post

Record performance through third quarter Decreased leverage ratio from 3.0 to 1.9 Merger synergies at $32M and growing Brazilian recycling acquisition ALSCO acquisition; Carson shutdown Ormet asset purchase pending

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Recent Developments

Tomra Latasa Reciclagem ALSCO Metals Corporation Pending Ormet Asset Acquisition

Products Collects and recycles UBC’s, aluminum dross and class scrap Manufactures sheet, specialty coil and fabricated products Tread and “brite” sheet, common alloy sheet, aluminum blanks, RSI

Capacity 88M pounds 190M pounds of sheet 125M pounds of sheet (3), 170M pounds recycling capacity, 30M pounds of specialty blanks

Locations Rio de Janeiro, Sao Paulo and Pinda, Brazil Richmond, VA; Ashville, OH; Raleigh, NC; Roxboro, NC and Beloit, WI Friendly, WV; Terre Haute, IN

Major Customers / Segments Novelis and Rexam Norandex, Lansing Building Products, Senox Corporation Transportation, Specialty Blanks, Reroll

Sales (1) $59M $292M $200M (2)

EBITDA (1) $5M $25M $30M (2)

Purchase Price $19M $150M $133M

Expected Synergies $1M $12-15M -

(1) Sales & EBITDA are LTM as of June 30, 2005. (2) Management estimate of operating income (3) Management estimate of 2006 production

2006 Outlook for Aluminum Sheet

Housing starts a key driver of aluminum sheet demand

Potential steady but marginal decline in housing starts expected throughout 2006

Rehab and remodeling activity expected to remain solid due to hurricane reconstruction

B&C Aluminum Demand Slowing in 2006

2006 Outlook for Aluminum Sheet

Industrial production a key driver of aluminum sheet demand

Industrial production forecast to grow in 2006

Modest increase in consumer durables and machinery & equipment segments expected in 2006

Consumer Durables and Machinery Higher in 2006

2006 Outlook for Aluminum Sheet

Heavy and medium trucks are forecast to continue to grow in 2006* Truck trailer production also forecast to increase in 2006* Light vehicle sales in units are forecast to be flat in 2006* Year-over-year industry sheet orders may improve as destocking ends

*	Metal industry analyst report

Distribution & Transportation Aluminum Demand to Increase in 2006

Mill-Distributor Supply Chain Issues

Why the focus on the supply chain (mill – distributor relationship)?

OPPORTUNITY

Inaccurate demand forecasting; inventory swings

Increasing inventories; higher carrying costs

Volatile metal values; increases working capital

Surges in demand sub-optimize supplier production

Surge & Purge Environment Hurts Service Centers and Mills

Optimization of the Supply Chain

Comparison of Monthly Inventories and Shipments Index for the Metal Centers—Aluminum Sheet and Coil

160 140 120 100 80 60

Nov-01 Feb-02

May-02 Aug-02 Nov-02 Feb-03

May-03 Aug-03 Nov-03 Feb-04

May-04 Aug-04 Nov-04 Feb-05

May-05 Aug-05

Metal Center Invn

Linear (Metal Center Shipments)

Metal Center Shipments Linear (Metal Center Invn)

Quarterly Shipments and Mills Purchasing Variance

Million of Lbs

60 40 20 0 -20 -40 -60 -80

1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05

Metal Center Purchases

Metal Center Shipments

Significant Challenge – Significant Opportunity

Source: MSCI metal reports

Optimization of the Supply Chain

U.S. wholesalers trending towards decreasing ratio of inventory to sales

Conversely, an increasing inventory trend at metal centers

Comparison of monthly inventories to sales ratio for U.S.

Wholesalers and N.A. Metal Centers

U.S. Wholesalers

N.A. Metal Centers

1.35 1.30 1.25 1.20 1.15 1.10 1.05

Nov-01 May-02 Nov-02 May-03

Nov-03 May-04 Nov-04 May-05

5.0 4.5 4.0 3.5 3.0 2.5

Nov-01 May-02 Nov-02

May-03 Nov-03

May-04 Nov-04

May-05

U.S. Wholesalers—Ratio of month-end inventory value to sales N.A. Metal Centers—Ratio of month-end inventories of aluminum sheet and coil to monthly shipments.

Opposing Trends

Source: MSCI metal reports and U.S.Census—Manufacturing and Trade Inventories data

Examples of Supplier-Distributor Collaboration

Technology driven information sharing and planning – Collaborative Planning, Forecasting and Replenishment (CPFR)

Baseline demand using recent sales volume and near-term projections (provided by the distributor)

Inventory availability and manufacturing lead times (provided by mill)

Real-time and continuously synchronized, results in lower overall inventories, less volatility, and higher profitability on both sides of the supply chain

Optimizing the Flow of Information

Examples of Supplier-Distributor Collaboration

Technology driven inventory control – Wal-Mart’s implementation of RFID tags on all products from it’s top 300 suppliers

More accurate and real-time inventory tracking of in-bound freight, interlocation transfers, and in-process pallets

Real-time receipts of goods, hence improved availability

Substantially lower inventory losses and higher inventory turns

Embracing Creative Solutions to Systemic Problems

Examples of Supplier-Distributor Collaboration

Vendor managed inventory

Chicago Rawhide, fluid-sealing device manufacturer

Implemented VMI; results within eight months, in a declining demand market, include:

14% sales increase 13% inventory decrease 50% increase in inventory turns

Maintained in-stock performance at 99%

Decreased administrative costs associated with inventory replenishment by 50%

Step Change Improvement in Financial Performance

Possible Solution for Mills & Distributors

Inventory reductions through:

Open communications between a mill and a distributor to analyze demand and formulate segment forecasts

Active collaboration between a mill and a distributor on inventory management

Lead time improvement programs – utilize “lean” tools

MSCI Data Indicates No Turn Improvement in Many Years Opportunity Knocks!

Possible Solution for Mills & Distributors

Revenue enhancement: technical training seminars

By providing your sales force with technical training, covering detail such as sheet specs, alloy applications, and available coatings, your distributorship can expect:

Greater close rate on opportunities

Higher margins as salespeople confidently sell the value-added, non-commodity items Recognition from customers as a strategic partner, not a generalist distributor

We Can Help You Differentiate Your Company Offerings!

Possible Solution for Mills & Distributors

Revenue enhancement: joint sales calls with product engineers

Reinforces the existing product knowledge of the sales staff during sales calls

Encourages the customer to think more creatively about materials

Portrays to the customer a strong supply chain relationship

Does not require a passport and time zone coordination!

More Effective Selling of Aluminum’s Attributes

Possible Solution for Mills & Distributors

Revenue enhancement: increased service and product support

Inventory availability, metal values, ordering, production status, intransit tracking; all of these services allow more time for outbound customer calling

White papers and technical bulletins are always up to date and immediately available

Efficiency Leads to Productivity

Summary

We are excited about the future of Aleris International

The prospects for a continued positive economic environment are encouraging Together with our MSCI customers, we are enthusiastic about the opportunities to create unique value

Thank You for Your Continued Support of Aleris!

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